Exhibit 99.1

                              Baron Capital Trust
                           Consolidated Balance Sheet

                                                                              (Unaudited)
                                                                             June 30, 2005
                                          ASSETS

Rental Properties:
       Land                                                                  $  4,907,306
       Buildings and Improvements                                              35,619,201
                                                                             ------------
                                                                               40,526,507
       Less Accumulated Depreciation                                           13,821,712
                                                                             ------------
                                                                               26,704,795

Cash & Cash Equivalents                                                         1,652,216
Restricted Cash                                                                 1,229,988
Other Property and Equipment, net                                                  23,096
Other Assets                                                                      718,786
                                                                             ------------

TOTAL ASSETS                                                                 $ 30,328,881
                                                                             ============

                           LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
       Mortgages Payable                                                     $ 22,283,539
       Accounts Payable and Accrued Liabilities                                   512,631
       Security Deposits                                                          230,052
       Notes Payable                                                            2,261,901
                                                                             ------------

       Total Liabilities                                                       25,288,123

Minority interest in consolidated partnerships                                    340,905

Interests in exchangeable partnership units                                     3,192,355

Shareholders' Equity:
          Common shares of beneficial interest, no par value; 25,000,000
             shares authorized;1,023,240 shares issued and outstanding         11,580,223
          Accumulated Deficit                                                  (9,664,124)
          Distributions                                                          (408,601)
                                                                             ------------

       Total shareholders' equity                                               1,507,498
                                                                             ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $ 30,328,881
                                                                             ============

                          Baron Capital Properties L.P.
                           Consolidated Balance Sheet

                                                                        (Unaudited)
                                                                      June 30, 2005
                                       ASSETS

Rental Properties:
       Land                                                            $  4,907,306
       Buildings and Improvements                                        35,619,201
                                                                       ------------
                                                                         40,526,507
       Less Accumulated Depreciation                                     13,821,712
                                                                       ------------
                                                                         26,704,795

Cash & Cash Equivalents                                                   1,581,073
Restricted Cash                                                           1,229,988
Other Property and Equipment, net                                            23,096
Other Assets                                                                716,678
                                                                       ------------

TOTAL ASSETS                                                           $ 30,255,630
                                                                       ============

                          LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
       Mortgages Payable                                               $ 22,283,539
       Accounts Payable and Accrued Liabilities                             512,631
       Security Deposits                                                    230,052
       Notes Payable                                                      2,261,901
                                                                       ------------

       Total Liabilities                                                 25,288,123

 Minority interest in consolidated partnerships                             340,905

Partners' Capital:
       General Partner, 33,047 units issued and outstanding                (121,441)

       Limited Partners, 3,271,636 units issued and outstanding           4,748,043
                                                                       ------------

Total Partners' Capital                                                   4,626,602
                                                                       ------------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                                $ 30,255,630
                                                                       ============